                                                                      Exhibit 21

                        ERP OPERATING LIMITED PARTNERSHIP
                                  SUBSIDIARIES

               ENTITY
         ----------------------------------------------------------------------
1              EVANS WITHYCOMBE RESIDENTIAL LIMITED PARTNERSHIP
2              EQUITY RESIDENTIAL PROPERTIES MANAGEMENT CORP
3              EQUITY RESIDENTIAL PROPERTIES MANAGEMENT L.P.
4              EQUITY RESIDENTIAL PROPERTIES MANAGEMENT CORP II
5              EQUITY RESIDENTIAL PROPERTIES MANAGEMENT L.P. II
6              EQUITY RESIDENTIAL PROPERTIES MANAGEMENT CORP III
7              EVANS WITHYCOMBE MANAGEMENT INC.
8              ARTERY NORTHAMPTON LIMITED PARTNERSHIP
9              BUENA VISTA PLACE ASSOCIATES
10             Capital Realty Investors Tax Exempt Fund, L.P.
11             CAPREIT Arbor Glen L.P.
12             CAPREIT ATRIUM, L.P.
13             CAPREIT BOTANY ARMS, L.P.
14             CAPREIT BRECKENRIDGE
15             CAPREIT BURWICK FARMS, L.P.
16             CAPREIT Cedars L.P.
17             CAPREIT CHIMNEYS, L.P.
18             CAPREIT CLARION, L.P.
19             CAPREIT CONCORDE BRIDGE, L.P.
20             CAPREIT CREEKWOOD, L.P.
21             CAPREIT EASTLAND ON THE LAKE, L.P.
22             CAPREIT Farmington Gates L.P.
23             CAPREIT GARDEN LAKE, L.P.
24             CAPREIT GLENEAGLE, L.P.
25             CAPREIT GREYEAGLE, L.P.
26             CAPREIT HAMPTON ARMS, L.P.
27             CAPREIT HIDDEN OAKS, L.P.
28             CAPREIT HIGHLAND GROVE, L.P.
29             CAPREIT MARINER'S WHARF, L.P.
30             CAPREIT NORTHLAKE, L.P.
31             CAPREIT Ridgeway Commons L.P.
32             CAPREIT River Oak L.P.
33             CAPREIT SILVER SPRINGS, L.P.
34             CAPREIT SYCAMORE RIDGE, L.P.
35             CAPREIT TARMARIND AT STONEBRIDGE, L.P.
36             CAPREIT TIVOLI LAKES CLUB, L.P.
37             CAPREIT Westwood Pines L.P.
38             CAPREIT Woodcrest Villa L.P.
39             CAPREIT WOODLAND MEADOWS, L.P.
40             CARROLLWOOD LP
41             CEDAR CREST GENERAL PARTNERSHIP
42             COUNTRY CLUB ASSOCIATES LIMITED PARTNERSHIP
43             COUNTRY RIDGE GENERAL PARTNERSHIP
44             CRICO of  Trailway Pond II, L.P.
45             CRICO of  White Bear Woods I, L.P.
46             CRICO of Ethan's I, L.P.
47             CRICO of Ethan's II, L.P.
48             CRICO of Fountain Place, L.P.

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               ENTITY
         ----------------------------------------------------------------------

49             CRICO of James Street Crossing, L.P.
50             CRICO of Ocean Walk, L.P.
51             CRICO of Regency Woods, L.P.
52             CRICO of Trailway Pond I, L.P.
53             CRICO of Valley Creek I, L.P.
54             CRICO of Valley Creek II, L.P.
55             CRICO of Woodlane Place, L.P.
56             CRICO Royal Oaks, L.P.
57             E-G-ONE ASSOCIATES
58             E-G-TWO ASSOCIATES
59             E-LODGE ASSOCIATES LIMITED PARTNERSHIP
60             EQR-740 RIVER DRIVE, LLC
61             EQR-ALDERWOOD LP
62             EQR-ARBORETUM, LLC
63             EQR-ARBORS FINANCING LIMITED PARTNERSHIP
64             EQR-ARIZONA, L.L.C.
65             EQR-ARTBHOLDER, L.L.C.
66             EQR-ARTCAPLOAN, L.L.C.
67             EQR-BELLEVUE MEADOW GP LP
68             EQR-BELLEVUE MEADOW LP
69             EQR-BOND PARTNERSHIP
70             EQR-BRAMBLEWOOD GP LP
71             EQR-BRAMBLEWOOD LP
72             EQR-BRETON HAMMOCKS FINANCING LIMITED PARTNERSHIP
73             EQR-BRIARWOOD GP LP
74             EQR-BRIARWOOD LP
75             EQR-BROADWAY LP
76             EQR-BS FINANCING LIMITED PARTNERSHIP
77             EQR-CALIFORNIA, L.L.C
78             EQR-CAMELLERO FINANCING LIMITED PARTNERSHIP
79             EQR-CANTER CHASE GENERAL PARTNERSHIP
80             EQR-CEDAR POINTE GP LP
81             EQR-CEDAR POINTE LP
82             EQR-CEDAR RIDGE GP, LLC
83             EQR-CEDAR RIDGE LP
84             EQR-CHARDONNAY PARK, L.L.C.
85             EQR-CHELSEA SQUARE GP LP
86             EQR-CHELSEA SQUARE LP
87             EQR-COACHMAN TRIALS, LLC
88             EQR-CONNOR, LLC
89             EQR-CONTINENTAL VILLAS FINANCING LIMITED PARTNERSHIP
90             EQR-CREEKSIDE GP LP
91             EQR-CREEKSIDE LP
92             EQR-CREEKSIDE OAKS GENERAL PARTNERSHIP
93             EQR-DARTMOUTH WOODS GENERAL PARTNERSHIP
94             EQR-DORAL FINANCING LIMITED PARTNERSHIP
95             EQR-EMERALD PLACE FINANCING LIMITED PARTNERSHIP
96             EQR-EOI FINANCING LIMITED PARTNERSHIP

               ENTITY
         ----------------------------------------------------------------------

97             EQR-ESSEX PLACE FINANCING LIMITED PARTNERSHIP
98             EQR-FAIRFIELD, LLC
99             EQR-FERNBROOK, LLC
100            EQR-FIELDERS CROSSING GP, LLC
101            EQR-FIELDERS CROSSING LP
102            EQR-FLATLANDS, LLC
103            EQR-GOVERNOR'S PLACE FINANCING LIMITED PARTNERSHIP
104            EQR-GRANDVIEW I GP LP
105            EQR-GRANDVIEW I LP
106            EQR-GRANDVIEW II GP LP
107            EQR-GRANDVIEW II LP
108            EQR-GREENHAVEN GP LP
109            EQR-GREENHAVEN LP
110            EQR-HIGHLINE OAKS, L.L.C.
111            EQR-IRONWOOD, L.L.C.
112            EQR-KEYSTONE FINANCING GENERAL PARTNERSHIP
113            EQR-LAKESHORE AT PRESTON LP
114            EQR-LAKEVILLE RESORT GENERAL PARTNERSHIP
115            EQR-LAKEWOOD GREENS GP, LLC
116            EQR-LAKEWOOD GREENS LP
117            EQR-LEXINGTON FARM, LLC
118            EQR-LINCOLN GREEN I AND II GP LIMITED PARTNERSHIP
119            EQR-LINCOLN VILLAGE (CA) I LP
120            EQR-LINCOLN VILLAGE (CA) II LP
121            EQR-LODGE (OK)  GP LIMITED PARTNERSHIP
122            EQR-MARKS A, L.L.C.
123            EQR-MARKS B, L.L.C.
124            EQR-MARTINS LANDING, LLC
125            EQR-MET CA FINANCING LIMITED PARTNERSHIP
126            EQR-MET FINANCING LIMITED PARTNERSHIP
127            EQR-MISSOURI, L.L.C.
128            EQR-MOUNTAIN SHADOWS GP LP
129            EQR-MOUNTAIN SHADOWS LP
130            EQR-NORTH CREEK, LLC
131            EQR-NORTH HILL, L.L.C.
132            EQR-OLDE REDMOND GP LP
133            EQR-OLDE REDMOND LP
134            EQR-OLDE REDMOND LP LP
135            EQR-OREGON, L.L.C.
136            EQR-OVERLOOK MANOR II, LLC
137            EQR-PARK PLACE I GENERAL PARTNERSHIP
138            EQR-PARK PLACE II GENERAL PARTNERSHIP
139            EQR-PARKCREST, LLC
140            EQR-PARKSIDE LP
141            EQR-PINE MEADOWS GARDEN GENERAL PARTNERSHIP
142            EQR-PLANTATION FINANCING LIMITED PARTNERSHIP
143            EQR-PLANTATION, L.L.C.
144            EQR-PLEASANT RIDGE LP

               ENTITY
         ----------------------------------------------------------------------

145            EQR-PORTLAND CENTER, LLC
146            EQR-PRESTON BEND, G.P.
147            EQR-RESERVE SQUARE LIMITED PARTNERSHIP
148            EQR-RIDGEMONT/MOUNTAIN BROOK, L.L.C.
149            EQR-RIVER PARK LP
150            EQR-SANDSTONE LP
151            EQR-SKYLARK, LLC
152            EQR-SMOKETREE, LLC
153            EQR-SONTERRA AT FOOTHILLS RANCH LP
154            EQR-SOUTHWOOD GP LP
155            EQR-SOUTHWOOD LP
156            EQR-SOUTHWOOD LP I LP
157            EQR-SOUTHWOOD LP II LP
158            EQR-SPINNAKER COVE, L.L.C.
159            EQR-SUMMER CREEK, LLC
160            EQR-SUMMERWOOD GP LP
161            EQR-SUMMERWOOD LP
162            EQR-SURREY DOWNS GP LP
163            EQR-SURREY DOWNS LP
164            EQR-SURREY DOWNS LP LP
165            EQR-SWN LINE FINANCING LIMITED PARTNERSHIP
166            EQR-TANASBOURNE TERRACE FINANCING LIMITED PARTNERSHIP
167            EQR-TENNESSEE LP
168            EQR-THE LAKES AT VININGS, LLC
169            EQR-TIMBERWOOD GP LP
170            EQR-TIMBERWOOD LP
171            EQR-TOWNHOMES OF MEADOWBROOK, LLC
172            EQR-TRAILS AT DOMINION GENERAL PARTNERSHIP
173            EQR-VALLEY PARK SOUTH FINANCING LIMITED PARTNERSHIP
174            EQR-VILLA SERENAS GENERAL PARTNERSHIP
175            EQR-VILLAGE OAKS GENERAL PARTNERSHIP
176            EQR-VILLAS OF JOSEY RANCH GP, LLC
177            EQR-VILLAS OF JOSEY RANCH LP
178            EQR-VININGS AT ASHLEY LAKE, L.L.C.
179            EQR-VIRGINIA, L.L.C.
180            EQR-WARWICK, L.L.C.
181            EQR-WASHINGTON, L.L.C.
182            EQR-WATERFALL, L.L.C.
183            EQR-WATSON G.P.
184            EQR-WELLINGTON, L.L.C.
185            EQR-WEST COAST PORTFOLIO GP, LLC
186            EQR-WIMBLEDON OAKS LP
187            EQR-WOODLAKE GP LP
188            EQR-WOODLAKE LP
189            EQR-WOODLEAF GP LP
190            EQR-WOODLEAF LP
191            EQR-WOODRIDGE I LP
192            EQR-WOODRIDGE II LP

               ENTITY
         ----------------------------------------------------------------------

193            EQR-WOODRIDGE III LP
194            EQR-WOODRIDGE, LLC
195            EQR-WYNDRIDGE II, L.L.C.
196            EQR-WYNDRIDGE III, L.L.C.
197            EQR-YORKTOWNE FINANCING LIMITED PARTNERSHIP
198            EQUITY-GREEN I VENTURE LIMITED PARTNERSHIP
199            EQUITY-GREEN II VENTURE LIMITED PARTNERSHIP
200            EQUITY-LODGE VENTURE LTD.
201            EQUITY-STONEBROOK VENTURE LTD.
202            ERP-SOUTHEAST PROPERTIES, LLC
203            E-STONEBROOK ASSOCIATES
204            EVANS WITHYCOMBE FINANCE, L.P.
205            EW CHANDLER, L.P.
206            FOREST PLACE ASSOCIATES
207            FOURTH TOWNE CENTRE LIMITED PARTNERSHIP
208            FPAII, L.P.
209            Geary Courtyard Associates
210            GEORGIAN WOODS ANNEX ASSOCIATES
211            GLENLAKE CLUB L.P.
212            GREENWICH WOODS LIMITED PARTNERSHIP
213            HAMMOCKS AT LONG POINT, LLC
214            HORIZON PLACE ASSOCIATES
215            HUNTERS'S GLEN GENERAL PARTNERSHIP
216            HUNTINGTON, LLC
217            LANDON LEGACY PARTNERS LIMITED
218            LANDON PRAIRIE CREEK PARTNERS LIMITED
219            LENOX PLACE LP
220            MAGNOLIA VILLA, LLC
221            MCCASLIN HIDDEN LAKES, LTD.
222            MCCASLIN RIVERHILL, LTD.
223            MCKINLEY HILLS PARTNERS-85,
224            MERRY LAND DOWNREIT I LP
225            MERRY LAND, LLC
226            ML NORTH CAROLINA APARTMENTS LP
227            ML TENNESSEE APARTMENTS LP
228            ML TEXAS APARTMENTS LP
229            NORTHRIDGE LAKES LP
230            NRL ASSOCIATES LP
231            OAKS AT BAYMEADOWS ASSOCIATES
232            OAKS AT REGENCY ASSOCIATES
233            ROLIDO PARQUE GP
234            ROSEHILL POINTE GENERAL PARTNERSHIP
235            SARASOTA BENEVA PLACE ASSOICATES, LTD.
236            SEAGULL DRIVE JOINT VENTURE
237            SECOND COUNRTY CLUB ASSOCIATES LIMITED PARTNERSHIP
238            SECOND GEORGIAN WOODS LIMITED PARTNERSHIP
239            SONGBIRD GENERAL PARTNERSHIP
240            SUMMIT PLACE, LLC

               ENTITY
         ----------------------------------------------------------------------

241            SUNNY OAK VILLAGE GENERAL PARTNERSHIP
242            THE CROSSINGS ASSOCIATES
243            THE GATES OF REDMOND, L.L.C.
244            THE WIMBERLY APARTMENT HOMES, LTD.
245            THIRD TOWNE CENTRE LIMITED PARTNERSHIP
246            TOWERS AT PORTSIDE URBAN RENEWAL COMPANY, LLC
247            VININGS CLUB AT METROWEST LP
248            WINDSOR PLACE, LLC
249            WOOD FOREST ASSOCIATES
250            WOODCREST (AUGUSTA), LLC
251            CRP SERVICE COMPANY, LLC
252            DUXFORD, LLC
253            EQR-BENEVA PLACE, LLC
254            EQR-BROOKDALE VILLAGE, LLC
255            EQR-CHICKASAW CROSSING, LLC
256            EQR-CODELLE, LLC
257            EQR-FOREST PLACE, LLC
258            EQR-GEORGIAN WOODS, LLC
259            EQR-HORIZON PLACE, LLC
260            EQR-LEXFORD LENDER, LLC
261            EQR-MOSAIC, LLC
262            EQR-NEW ENGLAND PROGRAM, LLC
263            EQR-PINETREE/WESTBROOKE, LLC
264            EQR-S & T, LLC
265            EQR-SABLE PALM AT LAKE BUENA VISTA, LLC
266            EQR-SCARBOROUGH SQUARE, LLC
267            EQR-TENNESSEE LOAN PORTFOLIO, LLC
268            EQR-THE WATERFORD AT DEERWOOD, LLC
269            EQR-THE WATERFORD AT ORANGE PARK, LLC
270            EQR-THE WATERFORD AT REGENCY, LLC
271            EQR-WOOD FOREST, LLC
272            GREENTREE APARTMENTS LP
273            LEXFORD GP II, LLC
274            LEXFORD PARTNERS, LLC
275            LEXFORD PROPERTIES MANAGEMENT, LLC
276            OLD REDWOODS, LLC
277            SCARBOROUGH ASSOCIATES
278            SECOND TOWNE CENTRE LP
279            THIRD GREENTREE ASSOCIATES LP
280            WOODBINE PROPERTIES